UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2006

Gaming Partners International Corporation

(Exact name of registrant as specified in its charter)

Nevada	0-23588	88-0310433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1700 S. Industrial Road, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (702) 384-2425

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On November 14, 2006, Gerard Charlier, President, Chief Executive Officer and interim Chief Financial Officer of Gaming Partners International Corporation (the “Company”), will make a presentation at the Goldman Sachs and Deutsche Bank Securities 2006 Gaming Investment Forum in Las Vegas, Nevada.

The press release announcing the presentation is attached hereto as Exhibit 99.1. The slides shown during the presentation are attached hereto as Exhibit 99.2.

The slides being furnished herewith contain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements are inherently subject to material risks and uncertainties. Actual results could differ materially from those currently anticipated. Factors that could cause actual results to vary materially from these forward-looking statements include: any significant reduction in the growth rate of new and existing casinos in Macau, the failure of the industry to accept our RFID technology, any unfavorable resolution of a significant lawsuit against us, any patent infringement issues, the development of competing technologies by our competitors, the failure of any supplier to timely deliver key raw materials for any of our significant products, any customer cancellation of a significant order included in our backlog, any domestic or international terrorist incidents, and any unexpected taxes, regulatory, charges, costs or difficulties in the operations of our business in multiple jurisdictions or the manufacturing of our products, as well as other risks and uncertainties referred to in the Company’s reports filed from time to time with the Securities and Exchange Commission. The Company undertakes no duty or obligation to update any of the information contained in the slides.

The information in this Current Report, including the exhibit attached hereto, is being furnished pursuant to Regulation FD, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless and only to the extent that such filing specifically refers to the information incorporated herein by reference. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1.       Press release dated November 13, 2006.

Exhibit 99.2.       Slide presentation of Gaming Partners International Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMING PARTNERS INTERNATIONAL CORPORATION

Date: November 14, 2006
	By:	/s/ Gerard Charlier
Gerard Charlier President, Chief Executive Officer and interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated November 13, 2006.

Exhibit 99.2	Slide presentation of Gaming Partners International Corporation